UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 5, 2006
MAVERICK TUBE CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware		43-1455766
(State or Other Jurisdiction of	001-10651	(IRS Employer Identification
Incorporation)	(Commission File Number)	No.)
16401 Swingley Ridge Road, Seventh Floor, Chesterfield, Missouri 63017
(Address of principal executive offices)
(636) 733-1600
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On October 5, 2006, Maverick Tube Corporation (“Maverick”) completed the previously announced merger with a subsidiary of Tenaris S.A. (“Tenaris”) pursuant to the Agreement and Plan of Merger, dated as of June 12, 2006 (the “Merger Agreement”), among Maverick, Tenaris and OS Acquisition Corporation (“OS Acquisition”). As contemplated by the Merger Agreement, OS Acquisition merged with and into Maverick (the “Merger”) and Maverick is now a wholly owned subsidiary of Tenaris. A news release announcing the completion of the Merger is attached hereto as Exhibit 99.1.
     In connection with the completion of the Merger, Maverick delisted its common stock from trading on the New York Stock Exchange effective October 5, 2006.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description
99.1	News Release dated October 5, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAVERICK TUBE CORPORATION

Date: October 5, 2006	By:	/s/ Milton Brice

	Name:	Milton Brice
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Description
99.1	News Release dated October 5, 2006